Exhibit 23.2



             [Letterhead of McDonnell, Boehnen, Hulbert & Berghoff]



                                                   April 14, 1999


Hybridon, Inc.
155 Fortune Boulevard
Milford, Massachusetts 01757

Dear Sirs:

        McDonnell, Boehnen, Hulbert & Berghoff hereby consents to the reference to our firm under the section "Business -- Patents, Trade Secrets and Licenses" in the Hybridon, Inc. Annual Report on Form 10-K for the year ended December 31, 1998.
                                            Very truly yours,

                                            /s/ John J. McDonnell
                                            ---------------------
                                            John J. McDonnell

JJM:de


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